     As filed with the Securities and Exchange Commission on May 25, 2000
                                                         Registration No. 333-
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _____________________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         _____________________________

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                         ______________________________


          Delaware                                        94-3060271
     (State of Incorporation)              (I.R.S. Employer Identification No.)

                             256 East Grand Avenue
                     South San Francisco, California 94080
                                (650) 244-6800
                   (Address of principal executive offices)

                    1998 Non-Officer Equity Incentive Plan
                           (Full title of the plans)

                             Patrick A. Broderick
                   Senior Vice President and General Counsel
                            COR Therapeutics, Inc.
                             256 East Grand Avenue
                    South San Francisco, California 94080
                                (650) 244-6800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ____________________________

                                  Copies to:

                             Robert L. Jones, Esq.
                              Andrea Vachss, Esq.
                              Cooley Godward LLP
                             Five Palo Alto Square
                              3000 El Camino Real
                           Palo Alto, CA 94306-2155
                                (650) 843-5000

                          ____________________________

                        CALCULATION OF REGISTRATION FEE

================================================================================

===================================================================================================================================
 Title of Securities to be        Amount to be           Proposed Maximum                  Proposed Maximum           Amount of
         Registered                Registered     Offering Price  Per Share (1)      Aggregate Offering Price (1)  Registration Fee
===================================================================================================================================
Stock Options and Common
Stock (par value $.0001)         400,000 shares           $63.5625-$63.67                    $25,438,393                  $6,716
===================================================================================================================================

================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for options granted pursuant to the Registrant's 1998 Non-Officer Equity Incentive Plan and (b) the average of the high and low prices of Registrant's Common Stock on May 23, 2000 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

-------------------------------------------------------------------------------------------------------------------------
                                                                         Offering Price                  Aggregate
             Securities                       Number of Shares              Per Share                  Offering Price
-------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under the 1998
Non-Officer Equity Incentive Plan                  124,593                $63.67(1)(a)                     $ 7,932,836
-------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the
1998 Non-Officer Equity Incentive
Plan                                               275,407               $63.5625(1)(b)                    $17,505,557
-------------------------------------------------------------------------------------------------------------------------
Proposed Maximum Offering Price                                                                            $25,438,393
-------------------------------------------------------------------------------------------------------------------------
Registration Fee                                                                                           $     6,716
-------------------------------------------------------------------------------------------------------------------------

            INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                    STATEMENT ON FORM S-8 NO. 333-49567 AND
                  ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR
                     ENDED DECEMBER 31, 1999 NO. 000-19290

          The contents of Registration Statement on Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998, the Registrant's Annual Report for fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000 and Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 10, 2000 No. 000-19290 are incorporated by reference herein, with those changes set forth below.

                                   EXHIBITS
Exhibit
Number

5.1       Opinion of Cooley Godward LLP.

23.1      Consent of Ernst & Young LLP, Independent Auditors.

23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1      Power of Attorney is contained on the signature pages.

99.1      1998 Non-Officer Equity Incentive Plan, as amended.

99.2* Form of Nonstatutory Stock Option under the 1998 Non-Officer Equity Incentive Plan.

__________________

* Incorporated by reference from Registrant's Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, County of San Mateo, State of California, on the 25th day of May, 2000.

                                         COR Therapeutics, Inc.

                                         By      /s/ Peter S. Roddy
                                             --------------------------------
                                                 Peter S. Roddy
                                         Title:  Vice President, Finance
                                                 (Principal Accounting Officer)

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter S. Roddy and Vaughn M. Kailian, and each or any one of them, his true and lawful attorney-in-fact and agents, with full power of substitution, for him and in his name, as in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                        Title                                       Date
     /s/ Vaughn M. Kailian                       President, Chief Executive Officer and      May 25, 2000
------------------------------------------       Director (Principal Executive and
     Vaughn M. Kailian                           Financial Officer)

     /s/ Peter S. Roddy                          Vice President, Finance (Principal          May 25, 2000
------------------------------------------       Accounting Officer)
     Peter S. Roddy

     /s/  Shaun R. Coughlin, M.D., Ph.D.         Director                                    May 25, 2000
------------------------------------------
     Shaun R. Coughlin, M.D., Ph.D.

     /s/ James T. Doluisio, Ph.D.                Director                                    May 25, 2000
------------------------------------------
     James T. Doluisio, Ph.D.

     /s/ Charles J. Homcy                        Director                                    May 25, 2000
------------------------------------------
     Charles J. Homcy

     /s/ Jerry T. Jackson                        Director                                    May 25, 2000
------------------------------------------
     Jerry T. Jackson

     /s/ Ernest Mario, Ph.D.                     Director                                    May 25, 2000
------------------------------------------
     Ernest Mario, Ph.D.

                                 EXHIBIT INDEX

Exhibit
Number               Description

 5.1      Opinion of Cooley Godward LLP.

23.1      Consent of Ernst & Young LLP, Independent Auditors.

23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1      Power of Attorney is contained on the signature pages.

99.1      1998 Non-Officer Equity Incentive Plan, as amended.

99.2* Form of Nonstatutory Stock Option under the 1998 Non-Officer Equity Incentive Plan.

______________________


* Incorporated by reference from Registrant's Form S-8 No. 333-49567 filed with the Securities and Exchange Commission on April 7, 1998.